Exhibit 99.2

DIGITAL REALTY TRUST, INC.

First Quarter 2007

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run rate net operating income. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	adverse economic or real estate developments in our markets or the technology industry;

•	general and local economic conditions;

•	defaults on or non-renewal of leases by tenants;

•	increased interest rates and operating costs;

•	our inability to manage domestic and international growth effectively;

•	our failure to obtain necessary outside financing;

•	decreased rental rates or increased vacancy rates;

•	difficulties in identifying properties to acquire and completing acquisitions at acceptable return levels;

•	our failure to successfully operate acquired properties and operations;

•	failure of acquired properties to perform as expected;

•	our failure to successfully redevelop properties acquired for that purpose or unexpected costs related to redevelopment;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	environmental uncertainties and risks related to natural disasters;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	risks of operating in foreign countries;

•	and changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2006 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, repositions and manages technology-related real estate. The Company’s 61 properties, excluding one property held as an investment in an unconsolidated joint venture, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. Comprising approximately 11.4 million net rentable square feet, including space held for redevelopment, Digital Realty Trust’s property portfolio is located throughout North America and Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Sales and Technical Services

James R. Trout: Senior Vice President of Portfolio and Technical Operations

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com                     (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Merrill Lynch	KeyBanc Capital Markets	Raymond James
John Stewart	Steve Sakwa	Jordan Sadler	Paul D. Puryear
(212) 538-3183	(212) 449-0335	(917) 368-2280	(727) 567-2253

JMP Securities	RBC Capital Markets	Citigroup
William Marks	Srikanth Nagarajan	Jonathan Litt
(415) 835-8944	(212) 428-2360	(212) 816-0231

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	1st Quarter 2007	4th Quarter 2006	3rd Quarter 2006	2nd Quarter 2006	1st Quarter 2006
High Price *	$40.42	$37.31	$31.88	$29.54	$28.59
Low Price *	$33.76	$30.73	$24.58	$22.66	$22.29
Closing Price, end of quarter *	$39.90	$34.23	$31.32	$24.69	$28.17
Average daily trading volume *	495,630	321,710	365,056	224,662	194,179
Indicated dividend per common share **	$1.145	$1.145	$1.06	$1.06	$1.06
Closing annual dividend yield, end of quarter	2.9%	3.3%	3.4%	4.3%	3.8%
Closing shares and units outstanding end of quarter	67,924,536	67,913,155	63,110,530	63,052,653	59,052,653
Closing market value of shares and units outstanding (thousands), end of quarter	$2,710,189	$2,324,667	$1,976,622	$1,556,770	$1,663,513

*	New York Stock Exchange trades only

**	On an annual basis

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Ownership Structure

As of March 31, 2007

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	60,692,858	89.4%
Cambay Tele.com, LLC (3)	5,257,348	7.7%
Wave Exchange, LLC (3)	32,722	0.0%
Directors, Executive Officers and Others	1,941,608	2.9%

Total	67,924,536	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of vested long-term incentive units and excludes shares issuable upon the redemption of Class C units which have not yet vested and all unexercised common stock options.

(2)	The total number of units includes 60,692,858 shares of common stock and 7,231,678 common units and excludes profits interest units and Class C units and shares issuable upon the redemption of profits interest units and Class C units, which have not yet vested, and all unexercised common stock options.

(3)	These third-party contributors received the units (along with cash and the operating partnership assuming debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 895,689 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Key Quarterly Financial Data

(Dollars in thousands, except per share data)

	For the three months ended or as of
	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Shares and units at end of quarter
Common shares outstanding	60,692,858	54,257,691	36,155,367	36,104,961	31,429,296
Common units outstanding	7,231,678	13,655,464	26,955,163	26,947,692	27,623,357

Total shares and Operating Partnership units	67,924,536	67,913,155	63,110,530	63,052,653	59,052,653

Market Capitalization
Market value of common equity (1)	$2,710,189	$2,324,667	$1,976,622	$1,556,770	$1,663,513
Stated value of preferred equity	166,750	166,750	166,750	166,750	166,750
Total debt at balance sheet carrying value (2)	1,271,988	1,122,638	1,074,757	820,501	813,655

Total market capitalization including debt (2)	$4,148,927	$3,614,055	$3,218,129	$2,544,021	$2,643,918

Total debt/Total market capitalization including debt	30.7%	31.1%	33.4%	32.3%	30.8%

Selected Balance Sheet Data
Investments in real estate (before depreciation) (3)	1,967,653	1,849,281	1,626,979	1,399,752	1,289,226
Total assets	2,333,791	2,186,219	1,971,762	1,713,857	1,574,041
Total liabilities	1,481,575	1,338,031	1,247,351	990,422	935,039

Selected Operating Data
Total operating revenues from continuing operations (4)	88,967	82,045	70,673	62,237	57,121
Total operating expenses from continuing operations (4)	67,002	61,102	52,222	44,450	39,733
Interest expense from continuing operations (4)	16,594	14,104	13,791	11,249	10,452
Net income	22,086	6,423	14,787	5,095	5,087
Net income available to common stockholders	18,641	2,978	11,342	1,650	1,642

Financial Ratios
EBITDA (5)	65,742	45,720	50,614	34,106	31,286
Adjusted EBITDA (6)	72,949	50,441	62,523	38,891	36,562
Cash interest expense (7)	17,882	12,477	12,860	13,296	10,244
Fixed charges (8)	22,967	17,540	17,820	17,863	15,113
Debt service coverage ratio (9)	4.1x	4.0x	4.9x	2.9x	3.6x
Fixed charge coverage ratio (10)	3.2x	2.9x	3.5x	2.2x	2.4x

Profitability measures
Net income per common share - basic	$0.33	$0.06	$0.31	$0.05	$0.06
Net income per common share - diluted	$0.32	$0.06	$0.30	$0.05	$0.06
Diluted Funds From Operations (FFO) per share (11)	$0.50	$0.48	$0.41	$0.38	$0.36
Diluted Adjusted Funds From Operations (AFFO) per share (12)	$0.41	$0.29	$0.30	$0.27	$0.28
Dividends per share and common unit	$0.29	$0.29	$0.27	$0.27	$0.27
Diluted FFO payout ratio (13)	57.3%	59.6%	65.9%	71.1%	75.0%
Diluted AFFO payout ratio (14)	69.8%	98.7%	90.0%	100.0%	96.4%

Portfolio Statistics (15)
Buildings	83	79	71	66	55
Properties	61	59	53	49	45
Net rentable square feet, excluding redevelopment space	9,668,267	9,381,860	9,111,904	8,766,173	7,769,773
Square feet held for redevelopment (16)	1,710,199	1,646,255	1,248,326	1,156,437	1,196,538
Occupancy at end of quarter (17)	94.8%	95.0%	94.7%	94.4%	92.7%
Weighted average remaining lease term (years) (18)	7.0	6.9	7.2	7.0	7.4
Same store occupancy at end of quarter (19)	94.4%	94.9%	93.9%	94.4%	93.7%
(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in the operating partnership for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of profits interests units and Class C units which have not yet vested and shares of our common stock issuable upon redemption thereof.

(2)	The amount for June 30, 2006 excludes the outstanding principal for a loan related to 7979 East Tufts Avenue of $26.0 million. We classified this property as held for sale at June 30, 2006. We completed its sale on July 12, 2006 and eliminated our liability for the $26.0 million loan.
(3)	The June 30, 2006 amount excludes assets held for sale at East Tufts Avenue of $37.9 million.

(4)	Excludes operations for properties sold in 2007 and 2006; 100 Technology Center Drive (March 2007), 4055 Valley View Lane (March 2007) and 7979 East Tufts Avenue (July 2006), for all periods presented.

(5)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 26. For a reconciliation of net income available to common stockholders to EBITDA, see page 10.

(6)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 26. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 10.

(7)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) adjusted for noncash interest expense and includes capitalized interest. For a reconciliation of GAAP interest expense to cash interest expense see page 9.
(8)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.

(9)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense. Ignoring the effect of the gain on sale for 100 Technology Center Drive and 4055 Valley View Lane, debt service coverage ratio was 3.1x for the three months ended March 31, 2007. Ignoring the effect of the gain on sale of 7979 East Tufts Avenue, debt service coverage ratio was 3.5x for the three months ended September 30, 2006.

(10)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges. Ignoring the effect of the gain on sale for 100 Technology Center Drive and 4055 Valley View Lane, fixed charge coverage ratio was 2.4x for the three months ended March 31, 2007. Ignoring the effect of the gain on sale of 7979 East Tufts Avenue, fixed charge coverage ratio was 2.5x for the three months ended September 30, 2006.

(11)	For a definition and discussion of FFO see page 26. For a reconciliation of net income available to common stockholders to FFO, see page 9.

(12)	For a definition and discussion of AFFO, see page 26. For a reconciliation of FFO to AFFO, see page 9.

(13)	Diluted FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit.

(14)	Diluted AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit.

(15)	Portfolio statistics exclude operations for properties sold in 2007 and 2006; 100 Technology Center Drive (March 2007), 4055 Valley View Lane (March 2007) and 7979 East Tufts Avenue (July 2006), for all periods presented.

(16)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.

(17)	Occupancy and same store occupancy excludes space held for redevelopment.

(18)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.

(19)	Same store properties were acquired before December 31, 2005. Same store occupancy statistics exclude properties sold in 2007 and 2006; 100 Technology Center Drive (March 2007), 4055 Valley View Lane (March 2007) and 7979 East Tufts Avenue (July 2006), for all periods presented.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Consolidated Balance Sheets

(Dollar in thousands, except share data)

	March 31, 2007	December 31, 2006
	(unaudited)
ASSETS
Investments in real estate
Land	$241,402	$228,728
Acquired ground leases	3,048	3,028
Buildings and improvements	1,521,135	1,415,236
Tenant improvements	171,957	172,334

Investments in real estate	1,937,542	1,819,326
Accumulated depreciation and amortization	(123,670)	(112,479)

Net investments in properties	1,813,872	1,706,847
Investment in unconsolidated joint venture	30,111	29,955

Net investments in real estate	1,843,983	1,736,802
Cash and cash equivalents	46,999	22,261
Accounts and other receivables, net	28,830	31,293
Deferred rent	44,482	40,225
Acquired above market leases, net	42,846	47,292
Acquired in place lease value and deferred leasing costs, net	262,529	248,751
Deferred financing costs, net	17,115	17,500
Restricted cash	27,830	28,144
Other assets	19,177	13,951

Total Assets	$2,333,791	$2,186,219

LIABILITIES AND STOCKHOLDERS’ EQUITY
Unsecured revolving credit facility	$214,237	$145,452
Mortgage loans	885,251	804,686
Exchangeable senior debentures	172,500	172,500
Accounts payable and other accrued liabilities	66,655	88,698
Accrued dividends and distributions	22,885	19,386
Acquired below market leases, net	101,047	87,487
Security deposits and prepaid rents	19,000	19,822

Total Liabilities	1,481,575	1,338,031

Commitments and contingencies	—	—
Minority interests in operating partnership	73,719	138,416
Stockholders’ equity:
Preferred Stock: $0.01 par value, 20,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Common Stock; $0.01 par value: 100,000,000 authorized, 60,692,858 and 54,257,691 shares issued and outstanding as of March 31, 2007 and December 31, 2006	607	542
Additional paid-in capital	664,359	597,334
Dividends in excess of earnings	(50,679)	(52,093)
Accumulated other comprehensive income, net	4,411	4,190

Total Stockholders’ Equity	778,497	709,772

Total Liabilities and Stockholders’ Equity	$2,333,791	$2,186,219

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Rental	$73,288	$68,327	$57,395	$49,900	$45,750
Tenant reimbursements	15,679	13,521	13,278	12,337	11,203
Other	—	197	—	—	168

Total operating revenues	88,967	82,045	70,673	62,237	57,121

Rental property operating and maintenance	21,239	19,765	14,971	13,204	11,314
Property taxes	7,540	6,512	6,956	6,839	6,583
Insurance	1,426	827	934	1,049	872
Depreciation and amortization	29,399	27,290	23,768	18,534	16,537
General and administrative	7,210	6,535	4,986	4,674	4,246
Other	188	173	607	150	181

Total operating expenses	67,002	61,102	52,222	44,450	39,733

Operating income	21,965	20,943	18,451	17,787	17,388
Equity in earnings of unconsolidated joint venture	545	177	—	—	—
Interest and other income	513	416	364	261	228
Interest expense	(16,594)	(14,104)	(13,791)	(11,249)	(10,452)
Loss from early extinguishment of debt	—	(6)	(39)	(425)	(57)

Income from continuing operations before minority interests	6,429	7,426	4,985	6,374	7,107
Minority interests in continuing operations of operating partnership	(501)	(1,194)	(658)	(1,312)	(1,939)

Income from continuing operations	5,928	6,232	4,327	5,062	5,168
Income (loss) from discontinued operations before gain on sale of assets and minority interests	1,370	193	250	61	(174)
Gain on sale of assets	18,049	80	18,016	—	—
Minority interests attributable to discontinued operations	(3,261)	(82)	(7,806)	(28)	93

Income (loss) from discontinued operations (1)	16,158	191	10,460	33	(81)

Net income	22,086	6,423	14,787	5,095	5,087
Preferred stock dividends	(3,445)	(3,445)	(3,445)	(3,445)	(3,445)

Net income available to common stockholders	$18,641	$2,978	$11,342	$1,650	$1,642

Net income per share available to common stockholders - basic	$0.33	$0.06	$0.31	$0.05	$0.06
Net income per share available to common stockholders - diluted	$0.32	$0.06	$0.30	$0.05	$0.06
Weighted-average shares outstanding - basic	56,511,200	47,332,515	36,114,253	33,372,240	27,503,248
Weighted-average shares outstanding - diluted	58,424,427	48,940,617	37,446,894	33,872,344	28,354,597
Weighted-average fully diluted shares and units	69,830,614	69,213,230	64,397,265	60,959,350	59,873,798

(1)	During 2007 and 2006, we sold 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007) We have presented all activity for these properties in Income (loss) from discontinued operations for all periods presented above. This will cause individual line items above to differ from previously published information but does not affect net income available to common stockholders.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Funds From Operations (FFO)

(unaudited and in thousands except per share data)

	Three Months Ended
	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Reconciliation of net income available to common stockholders to FFO (Note):
Net income available to common stockholders	$18,641	$2,978	$11,342	$1,650	$1,642
Adjustments:
Minority interests in operating partnership including discontinued operations	3,762	1,276	8,464	1,340	1,846
Real estate related depreciation and amortization (1)	29,643	28,055	24,454	20,238	18,185
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	1,036	796	—	—	—
Gain on sale of assets	(18,049)	(80)	(18,016)	—	—

FFO available to common stockholders and unitholders	$35,033	$33,025	$26,244	$23,228	$21,673

FFO per share:
Basic	$0.52	$0.49	$0.42	$0.38	$0.37
Diluted	$0.50	$0.48	$0.41	$0.38	$0.36

Weighted-average shares outstanding - basic	67,917	67,605	63,065	60,459	59,022
Weighted-average shares outstanding - diluted	69,831	69,213	64,397	60,959	59,874
(1) Real estate depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$29,399	$27,290	$23,768	$18,534	$16,537
Depreciation and amortization of discontinued operations	379	883	971	1,741	1,719
Non real estate depreciation	(135)	(118)	(285)	(37)	(71)

	$29,643	$28,055	$24,454	$20,238	$18,185

Note:	For a definition and discussion of FFO, see page 26. FFO for all periods presented above includes the results of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Reconciliation of FFO to AFFO:
Funds from operations available to common stockholders and unitholders (FFO)	$35,033	$33,025	$26,244	$23,228	$21,673
Adjustments:
Non real estate depreciation	135	118	285	37	71
Amortization of deferred financing costs	1,389	1,115	916	937	795
Non cash compensation	507	491	430	435	431
Loss from early extinguishment of debt	—	6	40	425	57
Straight line rents	(5,111)	(5,810)	(3,856)	(4,233)	(3,843)
Above and below market rent amortization	(2,338)	(2,238)	(2,837)	(1,504)	(433)
Capitalized leasing compensation	(175)	(217)	(185)	(888)	(764)
Recurring capital expenditures and tenant improvements	(393)	(2,574)	(344)	(338)	(904)
Capitalized leasing commissions	(439)	(3,716)	(1,523)	(1,682)	(265)

AFFO available to common stockholders and unitholders	$28,608	$20,200	$19,170	$16,417	$16,818

Note:	For a definition and discussion of AFFO, see page 26. For a reconciliation of net income available to common stockholders to FFO, see above table. AFFO for all periods presented above includes the results of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31- Mar-07	31- Dec-06	30- Sep-06	30- Jun-06	31- Mar-06
Net income available to common stockholders	$18,641	$2,978	$11,342	$1,650	$1,642
Interest	17,323	14,569	14,533	12,181	11,388
Depreciation and amortization	29,778	28,173	24,739	20,275	18,256

EBITDA	65,742	45,720	50,614	34,106	31,286
Minority interests	3,762	1,276	8,464	1,340	1,831
Preferred stock dividends	3,445	3,445	3,445	3,445	3,445

Adjusted EBITDA	$72,949	$50,441	$62,523	$38,891	$36,562

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 26. EBITDA and adjusted EBITDA for the three months ended March 31, 2007 include a gain on sale for 100 Technology Center Drive and 4055 Valley View Lane of approximately $18.0 million. Excluding this gain EBITDA and Adjusted EBITDA would have been $50.7 million and $54.9 million, respectively for three months ended March 31, 2007. EBITDA and adjusted EBITDA for the three months ended September 30, 2006 include a gain on sale for 7979 East Tufts Avenue of $18.0 million. Excluding this gain EBITDA and Adjusted EBITDA would have been $40.3 million and $44.5 million, respectively for three months ended September 30, 2006. EBITDA and Adjusted EBITDA for all periods presented above includes the results of 7979 East Tufts Avenue, a property which we classified as held for sale and which we sold on July 12, 2006.

Financial Ratios

(unaudited and in thousands)

	31- Mar- 07		31- Dec- 06		30- Sep- 06		30- Jun- 06		31- Mar- 06
Total GAAP interest expense (including discontinued operations)	17,323		14,569		14,533		12,181		11,388
Capitalized interest	1,507		1,114		917		1,058		762
Change in accrued interest and other noncash amounts	(948)		(3,206)		(2,590)		57		(1,906)

Cash interest expense (a)	17,882		12,477		12,860		13,296		10,244
Scheduled debt principal payments and preferred dividends	5,085		5,063		4,960		4,567		4,869

Total fixed charges	22,967		17,540		17,820		17,863		15,113

Debt service coverage ratio based on GAAP interest expense (b)	4.2	x	3.5	x	4.3	x	3.2	x	3.2	x
Debt service coverage ratio based on cash interest expense (b)	4.1	x	4.0	x	4.9	x	2.9	x	3.6	x
Fixed charge coverage ratio based on GAAP interest expense (c)	3.3	x	2.6	x	3.2	x	2.3	x	2.2	x
Fixed charge coverage ratio based on cash interest expense (c)	3.2	x	2.9	x	3.5	x	2.2	x	2.4	x
Debt to total market capitalization including debt and preferred equity (d)	30.7%		31.1%		33.4%		32.3%		30.8%
Debt plus preferred stock to total market capitalization including debt and preferred equity (e)	34.7%		35.7%		38.6%		38.8%		37.1%
Pretax income to interest expense (f)	2.5	x	1.5	x	2.6	x	1.5	x	1.6	x

(a)	Cash interest expense is interest expense less amortized deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.

(b)	Adjusted EBITDA divided by interest expense. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, debt service coverage ratio was 3.2x using GAAP interest expense and 3.1x using cash interest expense for the three months ended March 31, 2007. Ignoring the effect of the gain on sale of 7979 East Tufts Avenue, debt service coverage ratio was 3.1x using GAAP interest expense and 3.5x using cash interest expense for the three months ended September 30, 2006.

(c)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Vallet View Lane, fixed charges coverage ratio was 2.5x using GAAP interest expense and 2.4x using cash interest expense for the three months ended March 31, 2007. Ignoring the effect of the gain on sale of 7979 East Tufts Avenue, fixed charges coverage ratio was 2.3x using GAAP interest expense and 2.5x using cash interest expense for the three months ended September 30, 2006.

(d)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock. Mortgage debt and other loans amount excludes the outstanding principal for a loan related to 7979 East Tufts Avenue of $26.0 million. We classified this property as held for sale at June 30, 2006. We completed its sale on July 12, 2006 and the eliminated our liability for the $26.0 million loan.

(e)	Same as (d), except numerator includes preferred stock.

(f)	Calculated as income Including gain on sale of assets before minority interest and interest divided by GAAP interest expense. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, pretax income to interest expense was 1.5x for the three months ended March 31, 2007. Ignoring the effect of the gain on sale of 7979 East Tufts Avenue, pretax income to interest expense was 1.4x for the three months ended September 30, 2006.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Net Operating Income (NOI) and Run-rate NOI

For the three months ended March 31, 2007

(in thousands)

Rental revenues	$73,288
Tenant reimbursements	15,679
Rental property operating and maintenance	(21,239)
Property taxes	(7,540)
Insurance	(1,426)

NOI	$58,762
Actual results of properties acquired during the quarter:
Rental revenues	(969)
Tenant reimbursements	(50)
Rental property operating and maintenance	188
Property taxes	96
Insurance	13
Prorated full quarter of actual results of properties acquired during the quarter:
Rental revenues	2,462
Tenant reimbursements	85
Rental property operating and maintenance	(486)
Property taxes	(134)
Insurance	(18)

Run-rate NOI	$59,949

Reconciliation of net income available to common stockholders to NOI
Net income available to common stockholders	$18,641
Interest expense	16,594
Depreciation and amortization	29,399
General and administrative expenses	7,210
Other expenses	188
Equity in earnings of unconsolidated joint venture	(545)
Interest and other income	(513)
Minority interests in continuing operations of operating partnership	501
Income from discontinued operations before minority interests	(1,370)
Gain on sale of assets	(18,049)
Minority interests attributable to discontinued operations	3,261
Preferred stock dividends	3,445

NOI	$58,762

Note:	NOI and run-rate NOI exclude the operations of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). For a definition and discussion of NOI and Run-rate NOI, see page 26.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (1)	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06
Operating Revenues:
Rental	$52,698	$51,577	$48,827	$47,131	$45,517
Tenant reimbursements	13,640	12,811	12,790	11,930	11,203
Other	—	197	—	—	168

Total operating revenues	66,338	64,585	61,617	59,061	56,888

Operating Expenses:
Rental property operating and maintenance	13,952	14,385	13,959	13,129	10,999
Property taxes	6,847	5,967	6,646	6,556	6,530
Insurance	1,296	810	888	1,005	867
Depreciation and amortization	18,891	16,736	18,800	17,316	16,391
General and administrative (2)	7,210	6,535	4,986	4,674	4,246
Other	164	134	528	91	180

Total operating expenses	48,360	44,567	45,807	42,771	39,213
Operating income	17,978	20,018	15,810	16,290	17,675
Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—
Interest and other income	356	274	245	194	174
Interest expense (3)	(11,432)	(10,117)	(8,865)	(8,546)	(7,799)
Loss from early extinguishment of debt	—	(6)	(40)	(425)	(57)

Income from continuing operations before minority interests	6,902	10,169	7,150	7,513	9,993
Income (loss) from discontinued operations before minority interests	1,370	193	250	61	(174)
Gain on sale of assets	18,049	80	18,016	—	—

Income before minority interests	$26,321	$10,442	$25,416	$7,574	$9,819

New properties (1)
Operating Revenues:
Rental	$20,590	$16,750	$8,568	$2,769	$233
Tenant reimbursements	2,039	710	488	407	—
Other	—	—	—	—	—

Total operating revenues	22,629	17,460	9,056	3,176	233

Operating Expenses:
Rental property operating and maintenance	7,287	5,380	1,012	75	315
Property taxes	693	545	310	283	53
Insurance	130	17	46	44	5
Depreciation and amortization	10,508	10,554	4,968	1,218	146
General and administrative (2)	—	—	—	—	—
Other	24	39	79	59	1

Total operating expenses	18,642	16,535	6,415	1,679	520

Operating income	3,987	925	2,641	1,497	(287)
Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	545	177	—	—	—
Interest and other income	157	142	119	67	54
Interest expense (3)	(5,162)	(3,987)	(4,926)	(2,703)	(2,653)
Loss from early extinguishment of debt	—	—	1	—	—

Income from continuing operations before minority interests	(473)	(2,743)	(2,165)	(1,139)	(2,886)
Income from discontinued operations before minority interests	—	—	—	—	—
Gain on sale of assets	—	—	—	—	—

Income before minority interests	$(473)	$(2,743)	$(2,165)	$(1,139)	$(2,886)

(1)	Same store properties are properties that were acquired before December 31, 2005 and new properties are properties acquired after December 31, 2005. During 2007 and 2006, we sold 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). We have presented all activity for these properties in Income (loss) from discontinued operations for all periods presented above.

(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.

(3)	Interest expense on our revolving credit facility is allocated entirely to new properties.

DIGITAL REALTY TRUST, INC.

Same Store Operating Trend summary

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (1)	31-Mar-07	31-Dec-06	Percentage Change	31-Mar-06	Percentage Change
Rental	$52,698	$51,577	2.2%	$45,517	15.8%
Tenant reimbursements	13,640	12,811	6.5%	11,203	21.8%

	66,338	64,388	3.0%	56,720	17.0%
Rental property operating and maintenance	13,952	14,385	(3.0%)	10,999	26.8%
Property taxes	6,847	5,967	14.7%	6,530	4.9%
Insurance	1,296	810	60.0%	867	49.5%

	22,095	21,162	4.4%	18,396	20.1%

Net Operating Income	$44,243	$43,226	2.4%	$38,324	15.4%

Same store occupancy at end of quarter	95.1%	95.0%		93.7%

(1)	Same store properties were acquired before December 31, 2005.

(2)	For a definition and discussion of Net Operating Income, see page 26.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Consolidated Debt Analysis

(in thousands)

	Maturity Date	Principal Balance as of March 31, 2007	% of Debt	Interest Rate as of March 31, 2007	Interest Rate as of March 31, 2007 including swaps
Unhedged Floating Rate Debt
Unsecured revolving credit facility	October 31, 2008 (1)	214,237	16.8%	6.82%	—

		$214,237	16.8%
Fixed Rate Mortgage Debt and Hedged Floating Rate Debt
Secured Term Debt	November 11, 2014	$150,332	11.8%	5.65%	—
350 East Cermak Road	June 9, 2008 (2)	99,003	7.8%	7.52%	6.23%
200 Paul Avenue 1-4	October 8, 2015	81,000	6.4%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017	68,000	5.3%	5.93%	—
600 West Seventh Street	March 15, 2016	58,900	4.6%	5.80%	—
2323 Bryan Street	November 6, 2009	56,385	4.4%	6.04%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016	55,000	4.3%	5.95%	—
1100 Space Park Drive	December 11, 2016	55,000	4.3%	5.89%	—
150 South First Street	February 6, 2017	53,288	4.2%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012	43,801	3.4%	5.27%	5.13%
2334 Lundy Place	November 11, 2016	40,000	3.1%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012	37,658	3.0%	5.27%	5.35%
6 Braham Street	April 10, 2011	25,975	2.0%	6.52%	5.84%
Paul van Vlissingenstraat 16	July 18, 2013	14,788	1.2%	5.42%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	10,697	0.8%	5.52%	5.57%
1125 Energy Park Drive	March 1, 2032	9,539	0.7%	7.62%	—
Gyroscoopweg 2E-2F	October 18, 2013	9,413	0.7%	5.42%	5.49%
375 Riverside Parkway	December 1, 2008	8,722	0.7%	7.20%	6.87%
731 East Trade Street	July 1, 2020	5,841	0.5%	8.22%	—

		$883,342	69.4%
Exchangeable senior debentures		$172,500	13.6%	4.13%	—

Total Fixed Rate Debt Including Swaps		$1,055,842	83.0%
Loan premium—1125 Energy Park Drive and 731 East Trade Street		1,909	0.2%

Total Consolidated Debt		$1,271,988	100.0%

Weighted average cost of debt (including interest rate swaps)					5.80%

(1)	A one-year extension option is available.

(2)	Two one-year extensions are available.

Credit Facility

(in thousands)

	Maximum Available	Available as of March 31, 2007	Drawn as of March 31, 2007
Unsecured Revolving Credit Facility	$500,000	$271,500	$214,237

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Debt Maturities

(in thousands)

Property	Remainder of 2007	2008	2009	2010	2011	Thereafter	Total
Unsecured revolving credit facility (1)	$—	$214,237	$—	$—	$—	$—	$214,237
Secured Term Debt (2)	1,594	2,252	2,408	2,550	2,700	138,828	150,332
350 East Cermak Road (3)	1,279	97,724	—	—	—	—	99,003
200 Paul Avenue 1-4	231	1,433	1,533	1,624	1,721	74,458	81,000
2045 & 2055 LaFayette Street	—	—	729	835	886	65,550	68,000
600 West Seventh Street	868	1,218	1,290	1,367	1,448	52,709	58,900
2323 Bryan Street	553	794	55,038	—	—	—	56,385
1100 Space Park Drive	—	—	56	638	687	53,619	55,000
34551 Ardenwood Boulevard 1-4	—	—	55	639	678	53,628	55,000
150 South First Street	—	—	518	595	635	51,540	53,288
114 Rue Ambroise Croizat	493	657	657	657	657	40,680	43,801
2334 Lundy Place	—	—	40	457	493	39,010	40,000
Unit 9, Blanchardstown Corporate Park	424	565	565	565	565	34,974	37,658
6 Braham Street	—	—	590	787	24,598	—	25,975
Paul van Vlissingenstraat 16	168	224	224	224	224	13,724	14,788
Chemin de l'Epinglier 2	121	162	162	162	162	9,928	10,697
1125 Energy Park Drive	84	123	133	143	155	8,901	9,539
Gyroscoopweg 2E-2F	107	142	142	142	142	8,738	9,413
375 Riverside Parkway	158	8,564	—	—	—	—	8,722
731 East Trade Street	132	189	205	235	274	4,806	5,841
Exchangeable senior debentures (4)	—	—	—	—	172,500	—	172,500

Total	$6,212	$328,284	$64,345	$11,620	$208,525	$651,093	$1,270,079

Weighted Average Term to Initial Maturity (4)							5.8 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options) (4)							6.2 Years

(1)	A one-year extension option is available.

(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans are cross-collateralized by the six properties.

(3)	Two one-year extensions are available.

(4)	Assumes maturity of Exchangeable senior debentures at first redemption date in August 2011.

Note: Above amounts assume no exercise of extensions and total excludes $1,909 of Loan Premiums.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Portfolio summary

	3/31/2007	12/31/2006
Number of Properties:
Domestic	53	51
International	8	8

	61 (2)	59 (2)
Number of Buildings:
Domestic	73	69
International	10	10

	83	79
Number of Markets:
Domestic	19	19
International	6	6

	25	25
Net Rentable Square Feet:
Domestic	9,066,402	8,779,995
International	601,865	601,865

	9,668,267	9,381,860
Redevelopment Square Feet:
Domestic	1,445,680	1,353,002
International	264,519	293,253

	1,710,199	1,646,255
Portfolio Occupancy (1)	94.8%	95.0%
Same Store Pool Occupancy	94.4%	94.9%
Average Original Lease Term (years)	12.1	12.2
Average Remaining Lease Term (years)	7.0	6.9
Lease Expirations (through 2009)	11.8%	11.9%

(1)	Occupancy excludes space held for redevelopment.

(2)	Excludes a property held as an investment in an unconsolidated joint venture.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Properties acquired

For the three months ended March 31, 2007

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)
21110 Ridgetop	Northern Virginia	January-07	$17.0	135,513	—	100.0%
3011 LaFayette Street	Silicon Valley	January-07	13.6	—	90,780	0.0%
44470 Chilum Place	Northern Virginia	February-07	42.5	95,440	—	100.0%
111 Eighth Avenue (2)	New York City	March-07	24.5	33,700	—	91.1%
Devon Shafron Drive (3)	Northern Virginia	March-07	62.5	167,071	265,000	40.0%

			$160.1	431,724	355,780	76.1%

(1)	Excludes space held for redevelopment.

(2)	A leasehold interest acquisition.

(3)	This purchase consists of three (3) buildings: 43791 Devon Shafron Drive, 43831 Devon Shafron Drive and 43881 Devon Shafron Drive.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Occupancy Analysis

As of March 31, 2007

						As of 3/31/07	As of 12/31/06	Occupancy (2)		As of 3/31/06	Net Rentable Square Feet as a % of		Gross Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Gross Annualized Rent ($000) (1)			As of 9/30/06	As of 6/30/06		Property Type	Total Portfolio	Property Type	Total Portfolio
Internet Gateways
350 East Cermak Road	May-05	Chicago	905,650	228,089	24,939	94.6%	94.2%	89.9%	93.3%	92.2%	27.7%	9.4	26.5%	9.6%
200 Paul Avenue 1-4	November-04	San Francisco	514,091	13,589	17,900	100.0%	97.2	97.8	95.1	94.2	15.7	5.3	19.0	6.9
2323 Bryan Street	January-02	Dallas	457,217	19,890	12,899	83.5%	83.7	83.0	85.2	82.4	14.0	4.7	13.7	5.0
600 West Seventh Street	May-04	Los Angeles	470,455	19,267	11,685	93.4%	97.8	96.8	97.3	97.3	14.4	4.9	12.4	4.5
1100 Space Park Drive	November-04	Silicon Valley	165,297	—	6,953	97.6%	97.6	100.0	100.0	97.4	5.1	1.7	7.4	2.7
600-780 S. Federal	September-05	Chicago	161,547	—	4,846	82.6%	83.6	86.7	83.6	86.1	4.9	1.7	5.1	1.9
6 Braham Street	July-02	London, England	63,233	—	4,359	100.0%	100.0	100.0	100.0	100.0	1.9	0.6	4.6	1.7
12001 North Freeway	April-06	Houston	280,483	20,222	4,279	98.5%	98.1	98.8	98.8	N/A	8.6	2.9	4.5	1.7
36 NE 2nd Street	January-02	Miami	162,140	—	4,231	95.9%	95.9	81.2	95.9	81.2	5.0	1.7	4.5	1.6
731 East Trade Street	August-05	Charlotte	40,879	—	1,131	100.0%	100.0	100.0	100.0	100.0	1.3	0.4	1.2	0.4
113 North Myers	August-05	Charlotte	20,086	9,132	689	100.0%	100.0	100.0	100.0	100.0	0.6	0.2	0.7	0.3
125 North Myers	August-05	Charlotte	25,402	—	300	47.9%	100.0	100.0	100.0	85.8	0.8	0.3	0.3	0.1

			3,266,480	310,189	94,211	93.5%	94.0%	92.2%	93.7%	91.2%	100.0	33.8	100.0	36.4
Data Centers
120 E. Van Buren Street	July-06	Phoenix	217,146	70,368	21,465	92.0%	96.8%	94.7%	N/A %	N/A %	4.2	2.2	15.5	8.3
300 Boulevard East	November-02	New York	311,950	—	12,660	100.0%	99.7	99.7	90.9	99.7	6.0	3.2	9.2	4.9
111 Eighth Avenue (3)	October-06	New York	116,837	—	10,850	100.0%	100.0	N/A	N/A	N/A	2.2	1.2	7.9	4.2
833 Chestnut Street	March-05	Philadelphia	535,098	119,660	8,778	78.6%	78.6	75.5	75.5	75.5	10.2	5.5	6.4	3.4
Unit 9, Blanchardstown Corporate Park	December-06	Dublin, Ireland	120,000	—	6,984	85.9%	85.9	N/A	N/A	N/A	2.3	1.2	5.1	2.7
2045 & 2055 LaFayette Street	May-04	Silicon Valley	300,000	—	6,120	100.0%	100.0	100.0	100.0	100.0	5.8	3.1	4.4	2.4
11830 Webb Chapel Road	August-04	Dallas	365,647	—	5,716	95.0%	95.0	95.0	95.0	93.3	7.0	3.8	4.1	2.2
150 South First Street	September-04	Silicon Valley	179,761	—	4,929	100.0%	100.0	95.7	100.0	100.0	3.5	1.9	3.6	1.9
114 Rue Amboise Croizat	December-06	Paris, France	122,627	229,519	4,515	91.6%	56.0	N/A	N/A	N/A	2.4	1.3	3.3	1.7
14901 FAA Boulevard	June-06	Dallas	263,700	—	4,364	100.0%	100.0	100.0	100.0	N/A	5.1	2.7	3.2	1.7
2334 Lundy Place	December-02	Silicon Valley	130,752	—	4,090	100.0%	100.0	100.0	100.0	100.0	2.5	1.4	3.0	1.6
44470 Chilum Place	February-07	Northern Virginia	95,440	—	3,810	100.0%	N/A	N/A	N/A	N/A	1.8	1.0	2.8	1.5
2401 Walsh Street	June-05	Silicon Valley	167,932	—	3,228	100.0%	100.0	100.0	100.0	100.0	3.2	1.7	2.3	1.2
3 Corporate Place	December-05	New York	88,171	194,953	3,192	100.0%	0.0	0.0	0.0	0.0	1.7	0.9	2.3	1.2
1807 Michael Faraday Court	October-06	Northern Virginia	19,237	—	2,435	100.0%	100.0	N/A	N/A	N/A	0.4	0.2	1.8	0.9
200 North Nash Street	June-05	Los Angeles	113,606	—	2,184	100.0%	100.0	100.0	100.0	100.0	2.2	1.2	1.6	0.8
2403 Walsh Street	June-05	Silicon Valley	103,940	—	1,998	100.0%	100.0	100.0	100.0	100.0	2.0	1.1	1.4	0.8
375 Riverside Parkway	June-03	Atlanta	184,053	66,138	1,872	100.0%	100.0	100.0	100.0	100.0	3.5	1.9	1.4	0.7
Paul van Vlissingenstraat 16	August-05	Amsterdam, Netherlands	77,472	35,000	1,866	58.8%	58.8	58.8	58.8	62.0	1.5	0.8	1.4	0.7
4025 Midway Road	January-06	Dallas	72,991	27,599	1,862	50.5%	100.0	100.0	40.5	0.0	1.4	0.8	1.3	0.7
4700 Old Ironsides Drive	June-05	Silicon Valley	90,139	—	1,732	100.0%	100.0	100.0	100.0	100.0	1.7	0.9	1.3	0.7
8534 Concord Center Drive	June-05	Denver	82,229	—	1,614	100.0%	100.0	100.0	100.0	100.0	1.6	0.8	1.1	0.6
6800 Millcreek Drive	April-06	Toronto, Canada	83,758	—	1,530	100.0%	100.0	100.0	100.0	N/A	1.6	0.9	1.1	0.6
8100 Boone Boulevard	October-06	Northern Virginia	17,015	—	1,512	100.0%	100.0	N/A	N/A	N/A	0.3	0.2	1.1	0.6
3015 Winona Avenue	December-04	Los Angeles	82,911	—	1,500	100.0%	100.0	100.0	100.0	100.0	1.6	0.9	1.1	0.6
3065 Gold Camp Drive	October-04	Sacramento	62,957	—	1,494	100.0%	100.0	100.0	100.0	100.0	1.2	0.6	1.0	0.6
21110 Ridgetop	January-07	Northern Virginia	135,513	—	1,480	100.0%	N/A	N/A	N/A	N/A	2.6	1.4	1.1	0.6
Chemin de l’Epinglier 2	November-05	Geneva, Switzerland	59,190	—	1,456	100.0%	100.0	100.0	100.0	100.0	1.1	0.6	1.1	0.6
2440 Marsh Lane	January-03	Dallas	6,705	128,545	1,440	100.0%	100.0	100.0	100.0	100.0	0.1	0.1	1.0	0.6
1125 Energy Park Drive	March-05	Minneapolis/St. Paul	112,827	—	1,437	100.0%	100.0	100.0	100.0	100.0	2.2	1.2	1.0	0.6
251 Exchange Place	November-05	Northern Virginia	70,982	—	1,415	100.0%	100.0	100.0	100.0	100.0	1.4	0.7	1.0	0.6
101 Aquila Way	April-06	Atlanta	313,581	—	1,411	100.0%	100.0	100.0	100.0	N/A	6.0	3.2	1.0	0.6
43831 Devon Shafron Road	March-07	Northern Virginia	117,071	—	1,377	100.0%	N/A	N/A	N/A	N/A	2.3	1.2	1.0	0.5
3300 East Birch Street	August-03	Los Angeles	68,807	—	1,319	100.0%	100.0	100.0	100.0	100.0	1.3	0.7	1.0	0.5
Clonshaugh Industrial Estate	February-06	Dublin, Ireland	20,000	—	1,318	100.0%	100.0	100.0	100.0	0.0	0.4	0.2	1.0	0.5
600 Winter Street	September-06	Boston	30,400	—	763	100.0%	100.0	100.0	N/A	N/A	0.6	0.3	0.6	0.3
Gyroscoopweg 2E-2F	July-06	Amsterdam, Netherlands	55,585	—	749	100.0%	100.0	100.0	N/A	N/A	1.1	0.6	0.5	0.3

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Occupancy Analysis

As of March 31, 2007

							As of 3/31/07	As of 12/31/06	Occupancy (2)		As of 3/31/06	Net Rentable Square Feet as a % of		Gross Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space	Gross Annualized Rent ($000) (1)			As of 9/30/06	As of 6/30/06		Property Type	Total Portfolio	Property Type	Total Portfolio
7620 Metro Center Drive	December-05	Austin	45,000		—	605	100.0%	100.0	100.0	100.0	100.0	0.9	0.5	0.4	0.2
2300 NW 89th Place	September-06	Miami	64,174		—	564	100.0%	100.0	100.0	N/A	N/A	1.2	0.7	0.4	0.2
43881 Devon Shafron Road	March-07	Northern Virginia	50,000		130,000	461	100.0%	N/A	N/A	N/A	N/A	1.0	0.5	0.3	0.2
7500 Metro Center Drive	December-05	Austin	—		74,962	—	0.0%	0.0	0.0	0.0	0.0	—	—	—	—
115 Second Avenue	October-05	Boston	45,594		21,136	—	0.0%	0.0	0.0	0.0	0.0	0.9	0.5	—	—
2055 E. Technology Circle	November-06	Phoenix	—		76,350	—	0.0%	N/A	N/A	N/A	N/A	—	—	—	—
43791 Devon Shafron Road	March-07	Northern Virginia	—		135,000	—	0.0%	N/A	N/A	N/A	N/A	—	—	—	—
3011 LaFayette	February-07	Silicon Valley	—		90,780	—	0.0%	N/A	N/A	N/A	N/A	—	—	—	—

			5,200,798		1,400,010	138,095	94.4%	94.4%	95.1%	93.7%	91.6%	100.0	53.8	100.0	53.4
Technology Manufacturing
34551 Ardenwood Boulevard 1-4	January-03	Silicon Valley	307,657		—	8,023	100.0%	100.0%	100.0%	100.0%	100.0%	50.9	3.2	55.6	3.1
47700 Kato Road & 1055 Page Avenue	September-03	Silicon Valley	183,050		—	3,576	100.0%	100.0	100.0	100.0	100.0	30.3	1.9	24.7	1.4
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0	100.0	100.0	100.0	18.8	1.1	19.7	1.1

			604,112		—	14,451	100.0%	100.0%	100.0%	100.0%	100.0%	100.0	6.2	100.0	5.6
Technology Office
100 & 200 Quannapowitt Parkway	June-04	Boston	386,956		—	7,305	100.0%	100.0%	100.0%	94.9%	100.0%	64.9	4.0	62.0	2.9
4849 Alpha Road	April-04	Dallas	125,538		—	2,856	100.0%	100.0	100.0	100.0	100.0	21.0	1.3	24.2	1.1
4650 Old Ironsides Drive	June-05	Silicon Valley	84,383		—	1,622	100.0%	100.0	100.0	100.0	100.0	14.1	0.9	13.8	0.6

			596,877		—	11,783	100.0%	100.0%	100.0%	98.3%	100.0%	100.0	6.2	100.0	4.6

Portfolio Total/Weighted Average			9,668,267	(4)	1,710,199	258,540	94.8%	95.0%	94.7%	94.4%	92.7%	100.0%	100.0%	100.0%	100.0%

(1)	Gross annualized rent represents the monthly contractual rent under existing leases as of March 31, 2007 multiplied by 12.

(2)	Occupancy excludes space held for redevelopment.

(3)	Includes approximately 33,700 RSF from leasehold interest acquisition.

(4)	Net Rentable Square Feet excludes 389,460 RSF of space in joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 94.0% occupied as of March 31, 2007.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Major Tenants

as of March 31, 2007

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Gross Annualized Rent ($000) (2)	Percentage of Gross Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications (3)	14	1,683,390	17.4%	$35,253	13.6%	134
2	Qwest Communications International, Inc.	10	684,691	7.1%	19,392	7.5%	95
3	Equinix Operating Company, Inc.	3	390,778	4.0%	10,114	3.9%	111
4	TelX Group, Inc.	10	87,305	0.9%	9,109	3.5%	236
5	Comverse Technology, Inc.	1	367,033	3.8%	7,006	2.7%	46
6	JPMorgan Chase & Co.	2	41,957	0.4%	6,834	2.6%	81
7	Verio, Inc. (4)	2	241,370	2.5%	6,718	2.6%	66
8	Level 3 Communications, LLC (5)	12	282,589	2.9%	5,566	2.2%	62
9	AT & T	9	286,454	3.0%	5,510	2.1%	72
10	AboveNet, Inc.	8	150,661	1.6%	5,483	2.1%	136
11	Amgen, Inc.	1	131,386	1.4%	5,370	2.1%	49
12	Amazon.com	3	165,508	1.7%	5,055	2.0%	150
13	Leslie & Godwin (6)	1	63,233	0.7%	4,359	1.7%	33
14	Thomas Jefferson University	1	179,707	1.9%	3,880	1.5%	43
15	XO Communications Services, Inc.	6	117,181	1.2%	3,330	1.3%	87

Total/Weighted Average			4,873,243	50.5%	$132,979	51.4%	103

(1)	Occupied square footage is defined as leases that have commenced on or before March 31, 2007.

(2)	Gross annualized rent represents the monthly contractual rent under existing leases as of March 31, 2007 multiplied by 12.

(3)	Microsoft subleases 192,000 net rentable square feet (approximately $3.8 million of gross annualized rent) of this space and has the right to become tenant if the primary lessor defaults.

(4)	Verio is a wholly-owned subsidiary of Nippon Telegraph & Telephone.

(5)	Level 3 Communications includes Wiltel Communications, OnFiber Communications & Broadwing Communications.

(6)	Leslie & Godwin is a UK subsidiary of AON Corporation.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Lease Expirations and Lease Distribution

Lease Expirations

As of March 31, 2007

Year	Number of Leases Expiring	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Gross Annualized Rent ($000) (1)	Percentage of Gross Annualized Rent	Gross Annualized Rent Per Occupied Square Foot	Gross Annualized Rent Per Occupied Square Foot at Expiration	Gross Annualized Rent at Expiration ($000)
Available		502,274	5.2%	$—	0.0%
2007	196	143,010	1.5%	$10,532	4.1%	$73.64	$73.68	$10,537
2008	112	460,985	4.8%	$18,708	7.2%	$40.58	$41.40	$19,087
2009	88	533,869	5.5%	$20,067	7.8%	$37.59	$38.52	$20,566
2010	58	757,006	7.8%	$18,975	7.3%	$25.07	$26.54	$20,094
2011	85	1,093,959	11.3%	$29,503	11.4%	$26.97	$28.97	$31,696
2012	48	595,085	6.2%	$11,354	4.4%	$19.08	$22.17	$13,193
2013	28	579,965	6.0%	$14,376	5.6%	$24.79	$29.75	$17,253
2014	31	526,772	5.4%	$12,622	4.9%	$23.96	$28.39	$14,956
2015	67	1,621,544	16.8%	$45,634	17.7%	$28.14	$33.75	$54,724
2016	49	759,619	7.9%	$24,157	9.3%	$31.80	$39.34	$29,883
Thereafter	59	2,094,179	21.6%	$52,612	20.3%	$25.12	$37.75	$79,063

Portfolio Total /Weighted Average	821	9,668,267	100.0%	$258,540	100.0%	$28.21	$33.94	$311,052

Lease Distribution
As of March 31, 2007

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Gross Annualized Rent ($000) (1)	Percentage of Gross Annualized Rent
Available			502,274	5.2%		0.0%
2,500 or less	523	63.7%	193,971	2.0%	$38,834	15.0%
2,501 - 10,000	133	16.2%	696,285	7.2%	$29,715	11.5%
10,001 - 20,000	61	7.4%	913,005	9.4%	$29,585	11.4%
20,001 - 40,000	39	4.8%	1,119,140	11.6%	$25,030	9.7%
40,001 - 100,000	44	5.4%	2,796,050	28.9%	$69,856	27.0%
Greater than 100,000	21	2.5%	3,447,542	35.7%	$65,520	25.4%

Portfolio Total	821	100.0%	9,668,267	100.0%	$258,540	100.0%

(1)	Gross annualized rent represents the monthly contractual rent under existing leases as of March 31, 2007 multiplied by 12.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Tenant Improvements and Leasing Commissions

	Three Months Ended					Full Year 2006
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Renewals (1)
Number of renewals	2	6	—	2	—	8
Square Feet	33,489	9,155	—	3,509	—	12,664
Tenant improvement costs per square foot (2)	$—	$—	$—	$—	$—	$—
Leasing commission costs per square foot (2)	16.63	3.36	—	5.19	—	3.87

Total renewal lease costs per square foot	$16.63	$3.36	$—	$5.19	$—	$3.87
New Leases (3)
Number of non-redevelopment leases	23	53	57	41	46	197
Non-Redevelopment square feet	35,255	82,056	87,967	51,021	84,488	305,532
Non-Redevelopment tenant improvement costs per square foot (2)	$3.62	$21.03	$115.76	$71.73	$20.64	$56.66
Non-Redevelopment leasing commission costs per square foot (2)	11.63	7.25	16.08	22.64	8.78	10.63
Number of redevelopment leases	6	1	2	3	—	6
Redevelopment square feet	307,717	22,312	66,732	84,421	—	173,465
Redevelopment tenant improvement costs per square foot (2) (5)	$79.78	$—	$46.53	$104.28	$—	$90.27
Redevelopment leasing commission costs per square foot (2)	6.43	12.40	13.15	13.99	—	12.24

Total new lease costs per square foot	$101.46	$40.68	$100.71	$109.26	$29.42	$26.30
Total (4)
Number of leases	31	60	59	46	46	211
Square Feet	376,461	113,523	154,699	138,951	84,488	491,661
Tenant improvement costs per square foot (2)	$65.55	$15.20	$85.89	$89.69	$20.64	$59.43
Leasing commission costs per square foot (2)	7.82	7.95	14.81	16.94	8.78	12.79

Total costs per square foot	$73.37	$23.15	$100.70	$106.64	$29.42	$72.22

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.

(5)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Historical Capital Expenditures

	Three Months Ended					Full Year 2006
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Recurring capital expenditures (1) (2)	$367,062	$1,373,699	$233,530	$258,169	$652,438	$2,517,836
Non-recurring capital expenditures (2)	$19,249,409	$35,971,950	$10,567,130	$4,306,049	$750,817	$51,595,946
Total net rentable square feet at period end excluding redevelopment space	9,666,516	9,381,860	9,111,904	9,132,357	8,135,957	9,381,860
Recurring capital expenditures per square foot	$0.04	$0.15	$0.03	$0.03	$0.08	$0.27
Non-recurring capital expenditures per square foot (2)	$1.99	$3.83	$1.16	$0.47	$0.09	$5.50

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.

(2)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Redevelopment Activity

For the quarter ended March 31, 2007

Activity for the quarter ended March 31, 2007
Redevelopment as of December 31, 2006	1,646,255
Acquired Redevelopment	491,293
Converted Redevelopment:
Turn-Key Datacenter	(119,993)
Build-to-Suit and Base Building	(281,437)
Remeasurement Adjustments	(25,919)

Redevelopment as of March 31, 2007	1,710,199

Redevelopment Under Construction in Quarter
Turn-Key Datacenter	277,731
Build-to-Suit	36,382

Redevelopment Under Construction as of March 31, 2007	314,113

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Redevelopment

For the quarter ended March 31, 2007

Commenced Leases	Rentable Square Feet	Weighted Average Lease Term	Average Annualized Rent ($000) (1)	Annualized Rent per Square Foot	Improvements per Square Foot (2)
Build-to-Suit and Base Building	281,437	180	$7,857,724	$27.92	$34.13
Turn-Key Datacenter	26,280	66	4,159,977	158.29	643.86

Total/Weighted Average	307,717	123	$12,017,701	$39.05	$86.21

(1)	Gross annualized rent represents the monthly contractual rent under existing leases as of March 31, 2007 multiplied by 12.

(2)	Improvements per square foot include Landlord's costs to improve the space, lease commissions and tenant allowances. This amount does not include any improvement costs paid by the tenant.

DIGITAL REALTY TRUST, INC.

First Quarter 2007

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO for all periods presented in this supplemental information includes the results of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. AFFO for all periods presented in this supplemental information includes the results of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

EBITDA and Adjusted EBITDA:

We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact or noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA for all periods presented in this supplemental information includes the results of properties sold in 2006 and 2007; 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3.